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                                                                    Exhibit 10.2

                                  July 24, 2000

Peter A. Lund
32 East 64th Street
New York, NY  10021

Dear Mr. Lund:

         Reference is made to an offer letter dated as of the date hereof (the "Offer Letter"), delivered by dreamlife, inc. (the "Company") to you, pursuant to which the Company has extended to you an offer to be employed as the Chief Executive Officer of the Company. Terms otherwise not defined herein shall have the meanings ascribed to them in the Offer Letter. As required by Section E of the Offer Letter, the Company hereby agrees to provide to you, on the terms and subject to the conditions hereinafter set forth, certain piggyback registration rights with respect to up to 100,000 shares of common stock of the Company which you may acquire upon your exercise of options with respect thereto granted to you by CYL Development Holdings, LLC (the "CYL Option Shares").

         1. Subject to the terms and conditions hereinafter set forth, if at any time prior to the third anniversary of the date hereof, the Company proposes to register any of its securities for its own account or for the account of any third parties under the Securities Act of 1933, as amended (the "Securities Act") (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-4 or Form S-8 or successor forms), the Company will use its reasonable efforts to notify you at least ten (10) days prior to the filing of such registration statement and upon your written request, delivered to the Company within three days after receipt of such notice (which notice shall set forth the number of CYL Option Shares proposed by you to be included in such registration statement), the Company shall use its reasonable efforts to cause such CYL Option Shares to be included in such proposed registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that in addition to the limitations, restrictions and conditions hereinafter set forth, the rights granted to you hereunder shall in all respects be subject and subordinate to the Company's right to include securities for its own account and to any demand or piggyback registration rights of any third parties now or hereafter granted by the Company in respect of any such registration and their respective rights to include securities of the Company in such registration or otherwise (which rights may result in your exclusion from any participation in any such registration or otherwise limit the number of CYL Option Shares that may be included in any such registration). The Company shall only be required to offer to include your CYL Option Shares in any registration as contemplated above on two (2) separate occasions.

         2. In connection with any registration involving an underwriting of securities of the Company, the Company shall not be required to include any of the CYL Option Shares in such underwriting unless you accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) (and enter into an underwriting agreement with the underwriters participating in
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such offering) and then only in such quantity as the Company and the underwriters determine in their sole discretion will not materially adversely affect the offering (including marketing and pricing) of securities by the Company. If the total amount of securities to be included in such offering will in the sole judgment and discretion of the Company and/or the underwriters adversely affect the offering then the Company shall only be required to include in the offering that number of CYL Option Shares, if any, that the Company and/or the underwriters determine in their sole discretion will not adversely affect the offering (including marketing and pricing). Under all circumstances with respect to any registration, whether or not underwritten, the CYL Option Shares will be excluded from such registration prior to the exclusion or reduction in any securities proposed to be included therein by the Company and by any other participants in such registration.

         3. The Company shall have the absolute right at any time to withdraw any registration or terminate or suspend any offering in its sole and absolute discretion, and/or to prohibit or suspend offers and sales of securities in connection with any registration, including the CYL Option Shares.

         4. In addition to any other conditions contained herein, the Company shall not be obligated to effect the registration of the CYL Option Shares pursuant to Paragraph 1 unless you consent to customary conditions of a reasonable nature that are imposed by the Company, including, but not limited to, the following:

                  (a) conditions prohibiting the sale of the CYL Option Shares by you until the registration is effective;

                  (b) conditions requiring you to comply with all applicable provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, including, but not limited to, the prospectus delivery requirements of the Securities Act, and to furnish to the Company information about sales made in such public offering;

                  (c) conditions prohibiting you from effecting sales of the CYL Option Shares upon receipt of written notice from the Company;

                  (d) conditions requiring you to execute a power of attorney and custody arrangement with respect to the CYL Option Shares to be registered prior to the filing of the registration statement; and

                  (e) if such registration is an underwritten public offering, conditions requiring you to enter into an underwriting agreement in form and substance customary under the circumstances.

         5. Whenever under this letter agreement any CYL Option Shares are being registered, as a condition to the inclusion of such CYL Option Shares in such registration, you shall provide the Company on a timely basis with such information and materials as the Company may reasonably request in order to effect the registration of such CYL Option Shares and the Company shall not be obligated to register such CYL Option Shares if you fail after written request to provide such information and materials to the Company.


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         6. In connection with any registration pursuant to this letter agreement, and subject to the other terms and conditions of this letter agreement, the Company shall in its sole discretion determine the terms and conditions of such registration, including, without limitation, the timing thereof; the scope of the offering contemplated thereby (i.e., whether the offering shall be a combined primary offering and a secondary offering or limited only to a secondary offering); the manner of distribution of the CYL Option Shares; the period of effectiveness of registration for permissible sales of the CYL Option Securities thereunder; and all other aspects of the registration and the registration process. In connection therewith, the Company may require that any such registration be underwritten, in which event (i) the managing underwriter shall be selected by the Company and (ii) the inclusion of the CYL Option Shares in such registration shall be conditioned upon your entering into an underwriting agreement in customary form with such underwriters participating in such registration.

         7. In connection with any registration of the CYL Option Shares under the Securities Act pursuant to this letter agreement, you shall indemnify and hold harmless the Company, each director of the Company, each officer of the Company, each underwriter, broker or other person acting on behalf of the Company and each person who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities joint or several (or actions in respect thereof), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such CYL Option Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any of the CYL Option Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, to the extent, but only to the extent, such statement or omission was made in reliance upon and in strict conformity with written information furnished to the Company or such underwriter by you for use in connection with such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document, unless you failed to deliver such amendment or supplement to a prospective purchaser, and such information has not been corrected in a subsequent writing that was received by the Company in sufficient time to amend or supplement such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.

         8. You hereby agree to and shall keep strictly confidential and will not disclose or divulge any confidential, proprietary or secret information which you may obtain from the Company in connection with this letter agreement, unless required to be disclosed by law or pursuant to any judgment, order, subpoena or decree of any court having competent jurisdiction, or unless such information is or becomes publicly known (other than as a result of the provisions of this paragraph), or unless the Company gives its written consent to the release by you of such information, except that no such written consent shall be required (and you shall be free to release such information) if such information is to be provided to your lawyer or accountant who is instructed to comply with this provision. You shall be responsible for making sure your lawyer and accountant comply with the provisions of this paragraph.


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         9. This letter agreement and your rights hereunder are personal to you and not assignable without the express prior written consent of the Company.

         10. You shall be responsible for and pay any and all underwriting discounts, income and transfer taxes, selling commissions and all legal fees and expenses of your counsel incurred by in connection with any offer and/or sale of the CYL Option Shares in any registration or proposed registration in which you participate or propose to participate.

         11. Anything contained herein to the contrary notwithstanding, you shall not be entitled to exercise any right to participate in any registration pursuant to paragraph 1 hereof if, at the time you seek to participate in any such registration, Rule 144 or similar or successor rule thereto promulgated under the Securities Act shall be available for the sale of all of the CYL Option Shares during the immediately following three (3) month period without registration under the Securities Act.

         12. The letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to principles of conflicts of laws).

         13. All notices and communications to be given or otherwise made to the Company or you shall be deemed to be sufficient if contained in a written instrument delivered in person or by facsimile or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, addressed to, if to the Company, 425 West 15th Street, Floor 3R, New York, New York 10011, and if to you, the address set forth on the first page of this letter agreement, or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (i) in the case of personal delivery or delivery by facsimile, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this paragraph 13, "business day" shall mean any day other than a day on which banking institutions in the State of New York are legally closed for business

         14. This letter agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


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         If the foregoing accurately reflects our agreement, kindly sign where indicated below and return the same to us, whereupon this will become a binding agreement between us.


                                             Very truly yours,

                                             DREAMLIFE, INC.


                                             By: /s/ PHILICIA G. LEVINSON
                                                 -------------------------------
                                                 Name: Philicia G. Levinson
                                                 Title: Senior Vice President
                                                        and Chief Financial
                                                        Officer


AGREED TO AND ACCEPTED BY:


/s/ PETER A. LUND
----------------------------
Peter A. Lund

Date: July 21, 2000


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